UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-7338



                   Capital World Growth and Income Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: November 30, 2004

                   Date of reporting period: November 30, 2004





                                Vincent P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                            Eric A.S. Richards, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

CAPITAL WORLD GROWTH AND INCOME FUND

The ingredients for total returns

[photo of small bowls filled with spices]

Annual report for the year ended November 30, 2004

CAPITAL WORLD GROWTH AND INCOME FUND(SM) seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders                                                1
The value of a long-term perspective                                  4
The ingredients for total returns                                     6
Summary investment portfolio                                         10
Financial statements                                                 14
Directors and officers                                               27
The American Funds family                                    back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2004 (the most recent calendar quarter):

                                                                             1 year           5 years          10 years
Class A shares
Reflecting 5.75% maximum sales charge                                        +12.56%          +6.97%            +13.68%

Results for other share classes can be found on page 5. Please see the inside back cover for important information about other share classes.

The fund's investment adviser is waiving 5% of its management fee for the period September 1, 2004, through August 31, 2005. Over this one-year period, the fee waiver will amount to an approximate two basis point reduction in fund expenses. Accordingly, without the waiver the returns and distributions rates of the fund might have been lower by a similar order of magnitude.

The fund's 30-day yield for Class A shares as of December 31, 2004, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 1.79%, which reflects a fee waiver (1.77% without the fee waiver).

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.

FELLOW SHAREHOLDERS:

[photo of small bowls filled with spices]

The recovery in global stock markets that occurred during the fund's 2003 fiscal year continued into the 2004 fiscal year, lifting most markets in which the fund invests. A strengthening of major currencies against the U.S. dollar late in the year gave an additional boost to many of our non-U.S. investments.

For the 12 months ended November 30, 2004, Capital World Growth and Income Fund produced a total return of 22.2%. That return assumes shareholders reinvested their quarterly dividends totaling 73 cents a share, as well as the capital gain distribution of 29.3 cents a share made December 2003. Shareholders who elected to take dividends in cash, but reinvested capital gains, had an income return of 2.6% and saw the value of their investment rise 19.3%.

The fund's total return for the fiscal year handily topped those of its relevant benchmarks. The unmanaged MSCI World Index, which measures 23 major stock markets including the United States, recorded a total return of 18.0%, while the average return of the fund's peer group, as tracked by Lipper, was 16.0%. The table below ("Results at a glance") offers an historical snapshot of the fund's returns plus a quick comparison with its benchmarks.

A LOOK AT GLOBAL MARKETS

U.S. stocks began the fiscal year with positive momentum, supported by rising corporate profits and strong economic growth. But tailwinds turned to headwinds by early spring as higher oil prices, growing insurgency in Iraq, the prospect of rising interest rates, uncertainty about the presidential election and renewed concerns about the pace of economic growth curbed investor enthusiasm. As a result, stock prices slumped through the summer months. Then, in late October, market optimism revived, sending stock prices higher through year end. For the 12 months ended November 30, U.S. stocks, which account for 20.8% of portfolio holdings, rose 12.5%.*

*Country returns are based on MSCI indexes, in U.S. dollars (except where noted) and with gross dividends reinvested.

[Begin Sidebar]
RESULTS AT A GLANCE
(as of November 30, 2004, with all distributions reinvested)

                                                                                   Average annual total returns
                                                                                                               Lifetime
                                                           1 year            5 years         10 years       (since 3/26/93)

Capital World Growth and Income Fund                       +22.2%             +9.5%           +14.0%            +13.9%
MSCI World Index(1)                                        +18.0              -1.3             +8.2              +8.7
Lipper global funds average(2)                             +16.0              +0.9             +8.6              +9.0

(1) The MSCI World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses.
(2) The Lipper global funds average consists of funds that invest at least 25% of their portfolios in securities traded outside the U.S. Lipper averages do not reflect the effects of sales charges.
[End Sidebar]

In many respects, the U.S. economy, fueled by domestic consumption, has been an engine of global growth and a pacesetter for global markets. Consequently, major markets in Europe largely mirrored directional trends of U.S. stocks. Market returns for France, Germany and the United Kingdom -- the leading markets of Europe -- were in line with the United States in local currency terms. But a strengthening of the euro and the British pound against the U.S. dollar magnified results for U.S. investors. When translated into U.S. dollars, France's stock market posted a total return of +24.9%, Germany logged +23.3% and the United Kingdom delivered +24.5%. Other European countries compiled even better returns, which were similarly amplified by strong currencies. Here's a sampling from countries where the fund has a presence: Austria (+72.2%), Denmark (+35.3%), Italy (+30.0%), Netherlands (+18.2%), Norway (+64.8%), Spain (+36.9%)
and Sweden (+45.8%). Altogether, Europe accounts for 38.4% of fund holdings and contributed significantly to this year's results.

[Begin Sidebar]
LARGEST EQUITY HOLDINGS
(as of November 30, 2004)

Company                                              Country                            Percent of net assets

"Shell" Transport and Trading/
     Royal Dutch Petroleum                           U.K./Netherlands                           2.01%
Altria Group                                         U.S.                                       1.91
Vodafone                                             U.K.                                       1.37
HSBC Holdings                                        U.K./Hong Kong                             1.12
Unilever                                             Netherlands                                1.02
Diageo                                               U.K.                                       1.01
France Telecom                                       France                                      .97
CVRD                                                 Brazil                                      .87
Continental                                          Germany                                     .87
Lloyds TSB Group                                     U.K.                                        .86

[End Sidebar]

Elsewhere, the Commonwealth countries of Australia and Canada also enjoyed strong returns that were lifted further by the strengthening of their respective currencies against the greenback. The result was a gain of 37.3% for Australia and 27.1% for Canada.

Like the United States, Japanese stocks began the year on a strong footing, buoyed by indications of a strengthening economy. But as the year progressed, economic momentum proved less hardy than investors anticipated. Returns were nonetheless favorable -- up 17.9% for the year -- boosted by a stronger yen. Except for Taiwan (+5.3%), strong returns prevailed for other key markets in
Asia: Hong Kong (+24.6%) and Korea (+22.9%).

STRENGTH IN PORTFOLIO HOLDINGS

While country returns sketch the backdrop for stocks in general, results for Capital World Growth and Income Fund are largely determined by the strength or weakness of individual companies' stocks held in the portfolio. Company by company, the portfolio was built of carefully selected stocks that represent the best ideas of the fund's portfolio counselors. Collectively, these ideas have benefited shareholders by generating returns that exceed relevant benchmarks both for the current year and over its lifetime, as can be seen in the table on page 1.

The fund's 10 largest holdings, representing the portfolio's broad geographic reach, are shown in the table at left. During the past year, all but one posted gains, most running to double digits. In fact, three posted gains well in excess of the fund's return: "Shell" Transport and Trading/ Royal Dutch Petroleum (a multinational energy concern), CVRD (a South American mining group), and Continental (a German tire manufacturer).

The strength of the fund's results goes much deeper than the largest holdings listed here and includes a variety of companies, many of which are noted in the summary investment portfolio that begins on page 10. Among the biggest gainers for the year were industry holdings in oil and gas, chemicals, metals and mining, non-U.S. telecommunications, as well as several banks and insurers. In all, the portfolio holds stocks of nearly 300 companies worldwide.

SOLID GROWTH, ENDURING OBJECTIVES

During the past two years, Capital World Growth and Income Fund has enjoyed a remarkable resurgence, following the difficult period for stocks that marked the early years of this decade. In the past year alone, net assets of the fund have grown 84%, reflecting, in large part, many new additions to our shareholder family and a greater willingness among investors to diversify into global stocks. We take this opportunity to welcome those of you who have recently joined the fund.

While the fund's recent growth owes much to external factors, its results stem largely from the diligent efforts of its portfolio counselors and research analysts. Their focus remains firmly fixed on the fund's objective: finding companies with long-term growth potential while providing shareholders with current income. To learn more about the components of the fund's objective and some of the investment practices we use to achieve them, we invite you to read our special report beginning on page 6, "The ingredients for total returns."

Finally, we recognize that you have more than money invested with us; you have placed your trust in our hands. We honor that trust and hope that Capital World Growth and Income Fund will remain an important part of your financial future.

Cordially,

/s/ Gina H. Despres

Gina H. Despres
Chairman of the Board

/s/ Stephen E. Bepler

Stephen E. Bepler
President

January 12, 2005

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
WHERE THE FUND'S ASSETS WERE INVESTED

Percent of net assets by country as of November 30, 2004

[begin pie chart]
The Americas 26.9%

Asia/Pacific 21.5%

Bonds, cash & equivalents 11.2%

Europe 38.4%

Other 2.0%
[end pie chart]

                                           Capital World Growth               MSCI
                                              and Income Fund              World Index

o  The Americas                                    26.9%                      56.3%
   United States                                   20.8                       53.3
   Canada                                           3.8                        3.0
   Brazil                                           1.2                         --
   Mexico                                           1.1                         --

o  Europe                                          38.4%                      30.7%
   United Kingdom                                  11.6                       11.0
   Netherlands                                      5.1                        2.1
   Germany                                          4.7                        3.0
   France                                           4.5                        4.1
   Spain                                            2.1                        1.8
   Norway                                           1.7                         .3
   Sweden                                           1.7                        1.1
   Austria                                          1.2                         .1
   Denmark                                          1.2                         .3
   Switzerland                                      1.2                        3.0
   Italy                                            1.0                        1.8
   Belgium                                           .9                         .6
   Portugal                                          .6                         .2
   Other Europe                                      .9                        1.3

o  Asia/Pacific                                    21.5%                      13.0%
   Japan                                            7.2                        9.6
   South Korea                                      3.9                         --
   Australia                                        3.7                        2.2
   Taiwan                                           2.9                         --
   India                                            1.3                         --
   Hong Kong                                        1.1                         .7
   Other Asia/Pacific                               1.4                         .5

o  Other                                            2.0%                        --

o  Bonds, cash & equivalents                       11.2%                        --

The MSCI World Index is weighted by market capitalization.
[End Sidebar]


THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown since March 26, 1993

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus the net amount invested was $9,425.

[mountain chart]

DATE         CAPITAL
             WORLD GROWTH                                  CAPITAL WORLD       U.S.
             AND INCOME            MSCI                    GROWTH FUND         CONSUMER
             FUND WITH             WORLD INDEX             INCOME FUND         PRICE
             DIVIDENDS             WITH DIVIDENDS          WITH DIVIDENDS      INDEX              ORIGINAL
             REINVESTED(1)(2)      REINVESTED (4)          EXCLUDED (3)        (INFLATION) (5)    INVESTMENT

3/26/93      $9,425                $10,000                 $9,425              $10,000            $10,000

5/31/93*     $9,719                $10,837                 $9,719              $10,042            $10,000

8/31/93      $10,401               $11,475                 $10,313             $10,084            $10,000

11/30/93     $10,782               $10,924                 $10,625             $10,153            $10,000

2/28/94      $11,615               $12,062                 $11,388             $10,216            $10,000

5/31/94      $11,315               $11,936                 $11,044             $10,272            $10,000

8/31/94      $12,038               $12,501                 $11,656             $10,376            $10,000

11/30/94     $11,592               $11,982                 $11,131             $10,425            $10,000

2/28/95      $11,860               $12,097                 $11,293             $10,508            $10,000

5/31/95      $12,788               $13,242                 $12,094             $10,599            $10,000

8/31/95      $13,412               $13,598                 $12,557             $10,648            $10,000

11/30/95     $13,841               $14,260                 $12,850             $10,696            $10,000

2/29/96      $14,700               $15,042                 $13,553             $10,787            $10,000

5/31/96      $15,327               $15,673                 $14,031             $10,905            $10,000

8/31/96      $15,414               $15,379                 $13,947             $10,954            $10,000

11/30/96     $17,118               $17,004                 $15,362             $11,045            $10,000

2/28/97      $17,849               $17,136                 $15,936             $11,114            $10,000

5/31/97      $18,908               $18,427                 $16,782             $11,149            $10,000

8/31/97      $19,755               $18,892                 $17,380             $11,198            $10,000

11/30/97     $19,917               $19,212                 $17,414             $11,247            $10,000

2/28/98      $21,881               $21,351                 $19,050             $11,274            $10,000

5/31/98      $22,801               $22,198                 $19,763             $11,337            $10,000

8/31/98      $19,885               $19,671                 $17,104             $11,379            $10,000

11/30/98     $23,007               $23,138                 $19,676             $11,421            $10,000

2/28/99      $23,904               $24,151                 $20,375             $11,455            $10,000

5/31/99      $25,004               $25,203                 $21,214             $11,574            $10,000

8/31/99      $26,177               $26,263                 $22,063             $11,636            $10,000

11/30/99     $27,396               $28,141                 $23,014             $11,720            $10,000

2/29/00      $29,908               $28,765                 $25,027             $11,825            $10,000

5/31/00      $30,124               $28,718                 $25,119             $11,943            $10,000

8/31/00      $31,516               $29,799                 $26,121             $12,033            $10,000

11/30/00     $29,142               $26,067                 $24,016             $12,124            $10,000

2/28/01      $30,810               $24,728                 $25,334             $12,242            $10,000

5/31/01      $31,113               $24,514                 $25,404             $12,375            $10,000

8/31/01      $29,274               $22,316                 $23,786             $12,361            $10,000

11/30/01     $28,613               $21,975                 $23,111             $12,354            $10,000

2/28/02      $28,826               $21,266                 $23,225             $12,382            $10,000

5/31/02      $30,788               $21,514                 $24,700             $12,521            $10,000

8/31/02      $26,985               $18,550                 $21,503             $12,584            $10,000

11/30/02     $27,405               $18,697                 $21,693             $12,625            $10,000

2/28/03      $25,681               $16,961                 $20,237             $12,751            $10,000

5/31/03      $29,144               $19,487                 $22,806             $12,779            $10,000

8/31/03      $31,622               $20,680                 $24,576             $12,855            $10,000

11/30/03     $35,220               $22,391                 $27,230             $12,848            $10,000

2/29/04      $39,110               $24,603                 $30,063             $12,967            $10,000

5/31/04      $37,996               $24,197                 $29,064             $13,169            $10,000

8/31/04      $38,489               $24,018                 $29,275             $13,196            $10,000

11/30/04     $43,044               $26,414                 $32,485             $13,301            $10,000


Year ended November 30                      1993*         1994         1995         1996         1997          1998         1999
TOTAL VALUE
Dividends reinvested                         $144          295          421          506          488           478          440
Value at year-end(1)                      $10,782       11,592       13,841       17,118       19,917        23,007       27,396
WGI total return                             7.8%          7.5         19.4         23.7         16.4          15.5         19.1

Year ended November 30                       2000         2001         2002         2003         2004
TOTAL VALUE
Dividends reinvested                          577          578          569          679          914
Value at year-end(1)                       29,142       28,613       27,405       35,220       43,044
WGI total return                              6.4        (1.8)        (4.2)         28.5         22.2

Average annual total return for 11 1/2 years   13.3%(2)



AVERAGE ANNUAL TOTAL RETURNS
(based on a $1,000 investment with all distributions reinvested)

                                                              For periods ended 11/30/04
Class A shares (reflecting 5.75% maximum sales charge)

1 year                                                                           +15.17%
5 years                                                                           +8.17%
10 years                                                                         +13.34%

*For the period March 26, 1993 (when the fund began operations) through
 November 30, 1993.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) Includes reinvested dividends of $6,088 and reinvested capital gain distributions of $9,959.
(3) Results calculated with capital gains reinvested.
(4) The World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses, and cannot be invested in directly.
(5) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

RETURNS FOR PERIODS ENDED DECEMBER 31, 2004 (THE MOST RECENT CALENDAR QUARTER):

                                                                                               1 year          Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        +13.50%            +7.40%(1)
Not reflecting CDSC                                                                           +18.50%            +7.71%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +17.43%           +10.44%(2)
Not reflecting CDSC                                                                           +18.43%           +10.44%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +19.31%           +11.31%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         +12.43%           +14.10%(4)
Not reflecting maximum sales charge                                                           +19.29%           +16.47%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                     +13.28%           +15.09%(5)
Not reflecting CDSC                                                                           +18.28%           +16.16%(5)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +17.26%           +16.15%(6)
Not reflecting CDSC                                                                           +18.26%           +16.15%(6)

CLASS 529-E SHARES(3)                                                                         +18.86%           +15.04%(7)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +19.21%           +26.38%(8)

The fund's investment adviser is waiving 5% of its management fee for the period September 1, 2004, through August 31, 2005. Over this one-year period, the fee waiver will amount to an approximate two basis point reduction in fund expenses. Accordingly, without the waiver the returns and distribution rates of the fund might have been lower by a similar order of magnitude.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A shares were first sold.
(5) Average annual total return from February 21, 2002, when Class 529-B shares were first sold.
(6) Average annual total return from February 22, 2002, when Class 529-C shares were first sold.
(7) Average annual total return from March 4, 2002, when Class 529-E shares were first sold.
(8) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.



THE INGREDIENTS FOR TOTAL RETURNS
Understanding the fund's objective

Capital World Growth and Income Fund is one of five growth-and-income funds in the American Funds family. Its broad global mandate distinguishes it from the other four. But what distinguishes Capital World Growth and Income Fund from other global funds in its Lipper peer group? The answer lies in its objective and how the fund's portfolio counselors serve that objective. Embedded in that answer are clues to its solid track record and qualities that help make it a core holding for many long-term investors.

In this article, we will take a closer look at the fund's dual objectives, we'll hear from some of the people who manage the fund, and we'll attempt to identify some of the investment practices that serve to distinguish Capital World Growth and Income Fund from its peers. As we explore the ingredients that contribute to the fund's identity, we hope that you will gain a better appreciation of the fund's strengths and its potential for compiling attractive long-term results.

GROWTH AND INCOME WORKING TOGETHER

Growth and income funds are sometimes referred to as total return funds. The concept of total return is fundamental to the investment profession, but may be less familiar to some of our shareholders. At the most basic level, total return combines the growth or loss of value (capital appreciation or depreciation) of an investment with the income that it generates. For Capital World Growth and Income shareholders, the fund's annual total return reflects the 12-month change in net asset value of the fund plus income (dividends and any capital gain distributions) generated by the fund. (Returns vary among share classes, and results are lower when sales charges are included.)

For investors seeking a middle path toward attractive long-term investment results, growth and income work in a complementary way. Growth-oriented investments tend to boost returns when economies are thriving and markets are rising, while income-oriented investments offer a measure of reliability and often serve to cushion results when markets falter. Over time, income reinvested also helps compound returns, which provides a decisive advantage for those with long-term investment goals.

While growth and income are the two components of total return, it is selecting the most promising stocks that is critical to producing superior returns. In this selection process, Capital World Growth and Income Fund benefits from the research expertise of its adviser, Capital Research and Management Company, and from its unique method of asset management, the multiple portfolio counselor system. In addition, the fund's global perspective expands the process, allowing research analysts and portfolio counselors to scout the world for the most attractive equity investments.

DISCIPLINE IN STOCK SELECTION

The vital task of stock selection is the daily business of some 70 equity analysts of Capital Research, which has offices located around the world. The in-depth research and recommendations made by these analysts are the building blocks of the fund. As Gina Despres, chairman of the fund's board, points out, "We invest in companies, not countries, so each stock is first evaluated on its fundamental merits." Analysts and portfolio counselors must also consider whether the stock is appropriate for the fund's objectives.

The fund's particular approach to its growth-and-income objective affords its portfolio counselors considerable latitude when weighing investment decisions. Some stocks may exhibit more growth characteristics, while others are more prized for the income they offer; in many instances, analysts strive to find elements of both in a single stock. But there is no formula, no mandate to achieve an exact balance. In fact, the mix of stocks with these characteristics will often vary in the fund's portfolio over the course of a market cycle in order to optimize total returns over the long term. In the words of the fund's president, Steve Bepler, "We seek a full cycle of above average returns by looking at all sorts of values, within the discipline of achieving a market equivalent yield for shareholders."


[Begin Sidebar]
THERE ARE MANY INGREDIENTS THAT CONTRIBUTE TO THE FUND'S IDENTITY.

[photo of spices in jars, in a mortar with pestle, and in various small bowls] [End Sidebar]

The fund's income objective is central to the "discipline" Steve refers to and is an important consideration in the selection process. He notes, "We look at dividends as a measure of investment attractiveness." Stocks that pay dividends are typically those of well-established companies with consistent and reliable cash flows. Portfolio counselor Gregg Ireland explains, "Dividends are often a meaningful expression of management's confidence in the company's earnings power and its willingness to share profits with shareholders. Moreover, stocks that pay dividends are typically less volatile over time than those that pay no dividend." Portfolio counselor Carl Kawaja adds, "The long-term growth rate of a company's dividend is usually the long-term growth rate of the company itself. This makes companies with a history of raising dividends more appealing to the fund." Over its lifetime, this income discipline has helped the fund achieve lower volatility than its benchmarks, as noted in the table below.

[Begin Sidebar]
[photo of flour in a bucket, eggs in a basket and various pastas and cooking items]
SOLID RETURNS WITH LESS VOLATILITY

Over its lifetime, Capital World Growth and Income Fund has returned more than twice that of its benchmark index or peer group average. It has accomplished this with a comparatively lower level of volatility.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown,unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

                                                                           Cumulative
Lifetime results (3/26/93 - 11/30/04)                                     total return      Volatility(1)

MSCI World Index(2)                                                          164.1%            14.1%
Lipper global funds average(3)                                               172.3             15.4
Capital World Growth and Income Fund                                         356.7             12.4

(1) Volatility calculated by Lipper using standard deviation, a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
(2) The MSCI World Index is an unmanaged measure of 23 major stock markets and does not reflect sales charges, commissions or expenses.
3 Average for 28 global funds, calculated at net asset value by Lipper.
[End Sidebar]

THE BENEFIT OF EXPERIENCE

Like all funds in the American Funds family, Capital World Growth and Income Fund employs the multiple portfolio counselor system to manage its portfolio. With this system, each of the fund's five portfolio counselors independently manages a portion of its assets. In addition, a team of global equity analysts manages a separate portion, known as the research portfolio. Under this system, the portfolio counselors and research analysts are free to invest based on their strongest convictions and in accordance with the fund's objectives.

This system allows shareholders to benefit from the multiple perspectives and varied expertise of the fund's investment professionals. While some may be more inclined to pursue growth opportunities, others may be drawn to income opportunities. Similarly, some analysts and counselors look far afield to uncover investment values, while others canvass more familiar markets. Importantly, each counselor and analyst brings to the fund a wealth of knowledge and a depth of experience that nurtures the selection process. These multiple perspectives not only broaden the scope of investment possibilities, but through the daily interactions of counselors and analysts, they also develop, refine and enrich the pool of investment ideas that serve the fund.

A WORLD OF OPPORTUNITY

The search for attractive investments is not restricted to any geographic region or country market. Gregg Ireland observes, "The fund's global reach gives us enormous flexibility and a lot more geography to look at. Shareholders benefit from this because, in many cases, stock markets outside the United States offer greater yields." The table at right shows the dividend yield for world markets in which the fund is invested.

The tradition of paying attractive dividends is well established in many major developed markets, notably Europe and the current and former British Commonwealth countries. Dividend yields in the United States, for that matter, used to be much higher than they are currently. In fact, during the first half of the 20th century, U.S. stocks frequently yielded more than U.S. government bonds. That relationship shifted during the latter half of the century, as more and more corporations hoarded cash or used earnings to repurchase shares in an effort to boost their stock's price. Although that penchant has recently begun to change toward a more dividend-friendly policy, interesting income opportunities remain more prevalent overseas.

The ability to invest overseas has also provided the fund with an expanded array of growth opportunities. While globalization has helped spur economic growth in many developing markets around the world, the pace of growth varies from region to region. Economic cycles are not usually in sync and often are constrained by local practices or barriers -- be they fiscal, monetary or regulatory. Consequently, the fund's broad geographic diversification helps to smooth out returns and lessen the effects of a single market's volatility. More importantly, our research analysts are able to use their global perspective to help identify individual companies poised to benefit from economic growth, wherever it may occur. A company in Europe, where growth is sluggish, may thrive, for example, from its operations in China, where growth is strong. In today's world, a global viewpoint is essential.

QUALITY IN THE MIX

Capital World Growth and Income Fund is tailored for investors with a long-term investment horizon. In a single package, the fund provides many of the ingredients that discerning investors seek from a core holding. Its twin objectives serve those seeking attractive total returns, and its global reach means those objectives can be pursued wherever opportunity arises. Gina Despres succinctly refers to the fund and its objectives as "an all-weather investment philosophy with international diversification."

Over the long term, the fund has consistently topped its benchmark and the average returns of its peers, as shown in the results table on page 1. While we cannot promise that will always be the case, we can assure shareholders that we strive for above average results with every investment decision we make. Moreover, decades of investment experience have taught us that it takes quality ingredients to produce consistently superior results.

[Begin Sidebar]
DIVIDEND YIELDS FOR WORLD MARKETS

As shown in the table below, dividend yields for many of the world's stock markets are higher than that of the United States, making overseas markets fertile ground for pursuing the fund's income objective.

[photo of vegetables on a table]

                                                        Dividend yields

MSCI WORLD INDEX                                             2.1%

EUROPE
         Austria                                             1.4
         Belgium                                             3.3
         Denmark                                             2.2
         Finland                                             3.4
         France                                              3.2
         Germany                                             2.0
         Greece                                              2.8
         Ireland                                             2.5
         Italy                                               3.4
         Netherlands                                         3.6
         Norway                                              2.7
         Portugal                                            2.9
         Spain                                               3.0
         Sweden                                              2.1
         Switzerland                                         1.7
         United Kingdom                                      3.3

FAR EAST
         Hong Kong                                           2.8
         Japan                                               1.1
         Singapore                                           2.3

PACIFIC
         Australia                                           3.8
         New Zealand                                         4.2

NORTH AMERICA
         Canada                                              1.7
         United States                                       1.7

Source: MSCI Country Index yields as of 11/30/04

MSCI DEFINITION OF YIELD
Annualized dividend per share divided by price. Yields are gross, before withholding tax, and take into account special tax credits when applicable. The gross yield of French companies takes into account special tax credits. For Singapore companies, yield is based on net dividend, after corporate tax.
[End Sidebar]


SUMMARY INVESTMENT PORTFOLIO, November 30, 2004

Beginning with this report, a summary portfolio, approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.


[begin pie chart]
                                                        PERCENT
                                                         OF NET
INDUSTRY SECTOR DIVERSIFICATION                          ASSETS

Financials                                                17.36 %
Consumer Discretionary                                    10.47
Consumer Staples                                           9.85
Telecommunication Services                                 9.69
Materials                                                  8.67
Convertible securities                                     1.80
Bonds & notes                                               .63
Cash & equivalents                                        10.60
Other industries                                          30.93
[end pie chart]


                                                                                       Shares           Market         Percent
                                                                                                         value          of net
COMMON STOCKS  - 86.97%                                                                                  (000)          assets

FINANCIALS  - 17.36%
HSBC Holdings PLC (United Kingdom)                                                 17,588,049       $  299,488
HSBC Holdings PLC (Hong Kong)                                                       2,749,236           47,028           1.12%
Lloyds TSB Group PLC                                                               33,015,000          265,788             .86
Societe Generale                                                                    2,560,000          247,098             .80
ING Groep NV                                                                        8,771,575          241,236             .78
Fortis                                                                              9,084,100          239,452             .78
Bank Austria Creditanstalt                                                          2,517,406          214,056             .69
J.P. Morgan Chase & Co.                                                             5,300,000          199,545             .65
ABN AMRO Holding NV                                                                 7,058,458          173,303             .56
Shinhan Financial Group Co., Ltd.                                                   8,155,100          170,806             .55
Other securities                                                                                     3,261,516           10.57
                                                                                                     5,359,316           17.36

CONSUMER DISCRETIONARY  - 10.47%
Continental AG                                                                      4,404,650          268,315             .87
Daito Trust Construction Co., Ltd.                                                  4,596,700          207,886             .68
Toyota Motor Corp.                                                                  4,500,000          168,575             .55
Yamada Denki Co., Ltd.                                                              3,766,000          161,546             .52
Other securities                                                                                     2,424,085            7.85
                                                                                                     3,230,407           10.47

CONSUMER STAPLES  - 9.85%
Altria Group, Inc.                                                                 10,257,000          589,675            1.91
Unilever NV                                                                         2,525,000          158,712
Unilever NV (New York registered)                                                   2,478,000          156,114            1.02
Diageo PLC                                                                         22,350,000          312,660            1.01
Nestle SA                                                                             933,000          239,577             .78
Imperial Tobacco Group PLC                                                          7,191,413          187,324             .61
Foster's Group Ltd.                                                                44,635,814          186,198             .60
Other securities                                                                                     1,209,076            3.92
                                                                                                     3,039,336            9.85

TELECOMMUNICATION SERVICES  - 9.69%
Vodafone Group PLC                                                                156,000,000          423,347            1.37
France Telecom, SA                                                                  9,516,000          298,753             .97
Chunghwa Telecom Co., Ltd.                                                         64,829,000          128,853
Chunghwa Telecom Co., Ltd. (ADR)                                                    4,335,000           90,385             .71
Portugal Telecom, SGPS, SA                                                         16,803,550          198,694             .65
Telekom Austria AG                                                                  8,949,197          152,191             .49
Other securities                                                                                     1,698,165            5.50
                                                                                                     2,990,388            9.69

MATERIALS  - 8.67%
Barrick Gold Corp.                                                                  9,449,100          232,353             .75
Dow Chemical Co.                                                                    4,250,000          214,497             .69
Cia. Vale do Rio Doce, preferred nominative, Class A                                9,854,400          202,661             .66
BASF AG                                                                             2,840,000          191,076             .62
AngloGold Ashanti Ltd.                                                              4,650,000          187,437             .61
Other securities                                                                                     1,649,434            5.34
                                                                                                     2,677,458            8.67

ENERGY  - 7.20%
"Shell" Transport and Trading Co., PLC                                             37,390,000          314,407
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                  1,325,000           67,071
Royal Dutch Petroleum Co. (New York registered)                                     3,280,000          187,813
Royal Dutch Petroleum Co.                                                             887,000           50,792            2.01
TOTAL SA                                                                              940,000          205,691             .66
ENI SpA                                                                             6,415,000          157,402             .51
Husky Energy Inc.                                                                   5,165,000          150,684             .49
Other securities                                                                                     1,090,179            3.53
                                                                                                     2,224,039            7.20

HEALTH CARE  - 5.76%
Novo Nordisk A/S, Class B                                                           4,966,000          263,823             .85
AstraZeneca PLC (Sweden)                                                            6,399,800          251,859             .82
Sanofi-Aventis                                                                      3,204,900          241,217             .78
Fresenius Medical Care AG                                                           2,050,000          159,877             .52
Other securities                                                                                       862,408            2.79
                                                                                                     1,779,184            5.76

INDUSTRIALS  - 4.50%
Sandvik AB                                                                          6,162,500          249,397             .81
Wesfarmers Ltd.                                                                     6,435,000          189,894             .61
Other securities                                                                                       950,451            3.08
                                                                                                     1,389,742            4.50

UTILITIES  - 4.31%
E.ON AG                                                                             2,970,714          249,957             .81
Scottish Power PLC                                                                 25,760,000          190,274             .62
Gas Natural SDG, SA                                                                 6,344,500          181,230             .59
Other securities                                                                                       708,498            2.29
                                                                                                     1,329,959            4.31

OTHER - 4.34%                                                                                        1,339,028            4.34


MISCELLANEOUS  -  4.82%
Other common stocks in initial period of acquisition                                                 1,487,375            4.82


TOTAL COMMON STOCKS (cost: $20,669,690,000)                                                         26,846,232           86.97



                                                                                                        Market         Percent
                                                                                                         value          of net
CONVERTIBLE SECURITIES  - 1.80%                                                                          (000)          assets

Total convertible securities (cost: $503,271,000)                                                      556,037            1.80



                                                                                                        Market         Percent
                                                                                                         value          of net
BONDS AND NOTES  - 0.63%                                                                                 (000)          assets

Total bonds and notes (cost: $176,061,000)                                                             195,856             .63



                                                                                    Principal           Market         Percent
                                                                                       amount            value          of net
SHORT-TERM SECURITIES  - 10.35%                                                         (000)            (000)          assets


Danske Corp. 1.85%-2.24% due 12/9/2004-1/31/2005                                    $ 150,000          149,714             .49
Sheffield Receivables Corp. 2.02%-2.17% due 12/8/2004-1/24/2005 (1)                   150,000          149,695             .49
Spintab AB (Swedmortgage) 1.87%-2.27% due 12/15/2004-1/31/2005                        150,000          149,657             .48
Dexia Delaware LLC 1.955%-2.205% due 12/29/2004-1/28/2005                             150,000          149,589             .48
HBOS Treasury Services PLC 2.05%-2.33% due 1/10-2/28/2005                             150,000          149,407             .48
Barton Capital Corp. 1.98%-2.13% due 12/10/2004-1/19/2005 (1)                         100,000           99,774
Societe Generale North America Inc. 1.93% due 12/28/2004                               26,100           26,060             .41
HSBC USA Inc. 1.825%-2.09% due 12/15/2004-1/10/2005                                    75,000           74,899             .24
Shell Finance (U.K.) PLC 2.20% due 2/2/2005                                            30,000           29,881             .10
Other securities                                                                                     2,215,661            7.18

TOTAL SHORT-TERM SECURITIES (cost: $3,194,550,000)                                                   3,194,337           10.35


TOTAL INVESTMENT SECURITIES (cost: $24,543,572,000)                                                 30,792,462           99.75
Other assets less liabilities                                                                           76,486             .25

NET ASSETS                                                                                         $30,868,948         100.00%

Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.


INVESTMENTS IN AFFILIATES

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2004 appear below.

                                                                                                           Dividend         Market
Company                                          Beginning     Purchases       Sales          Ending         income          value
                                                    shares                                    shares          (000)          (000)
Asahi Diamond Industrial Co., Ltd.               3,950,000             -           -       3,950,000          $424         $21,429

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $1,197,610,000, which represented 3.88% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements


FINANCIAL STATEMENTS

Statement of assets and liabilities
at November 30, 2004                          (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $24,522,477)                                               $30,771,033
  Affiliated issuers (cost: $21,095)                                                          21,429                  $30,792,462
 Cash denominated in non-U.S. currencies
  (cost: $5,522)                                                                                                            5,822
 Cash                                                                                                                         194
 Receivables for:
  Sales of investments                                                                        44,337
  Sales of fund's shares                                                                     122,876
  Dividends and interest                                                                      59,504
  Other                                                                                          466                      227,183
                                                                                                                       31,025,661
LIABILITIES:
 Payables for:
  Purchases of investments                                                                   112,644
  Repurchases of fund's shares                                                                15,667
  Investment advisory services                                                                 9,191
  Services provided by affiliates                                                             15,235
  Deferred Directors' compensation                                                               742
  Other fees and expenses                                                                      3,234                      156,713
NET ASSETS AT NOVEMBER 30, 2004                                                                                       $30,868,948

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                           $23,584,628
 Undistributed net investment income                                                                                      304,176
 Undistributed net realized gain                                                                                          732,463
 Net unrealized appreciation                                                                                            6,247,681
NET ASSETS AT NOVEMBER 30, 2004                                                                                       $30,868,948

Total authorized capital stock - 1,000,000 shares, $.01 par value (914,107 total shares outstanding)

                                                                                                                Net asset value
                                                                 Net assets         Shares outstanding            per share (1)

Class A                                                        $ 25,137,264                    743,762                  $ 33.80
Class B                                                           1,264,875                     37,609                    33.63
Class C                                                           1,835,859                     54,730                    33.54
Class F                                                           1,242,907                     36,825                    33.75
Class 529-A                                                         271,768                      8,053                    33.75
Class 529-B                                                          44,274                      1,316                    33.64
Class 529-C                                                          79,988                      2,378                    33.63
Class 529-E                                                          14,455                        429                    33.71
Class 529-F                                                           5,640                        167                    33.75
Class R-1                                                            17,013                        506                    33.63
Class R-2                                                           200,908                      5,988                    33.55
Class R-3                                                           284,911                      8,462                    33.67
Class R-4                                                           182,195                      5,397                    33.76
Class R-5                                                           286,891                      8,485                    33.81

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $35.86 and $35.81, respectively.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended November 30, 2004                     (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $47,671; also includes
            $424 from affiliates)                                                           $582,278
  Interest (net of non-U.S. withholding
            tax of $111)                                                                     130,961                $713,239


 Fees and expenses:
  Investment advisory services                                                                94,017
  Distribution services                                                                       72,385
  Transfer agent services                                                                     18,614
  Administrative services                                                                      5,925
  Reports to shareholders                                                                        701
  Registration statement and prospectus                                                        1,242
  Postage, stationery and supplies                                                             1,716
  Directors' compensation                                                                        389
  Auditing and legal                                                                             209
  Custodian                                                                                    6,025
  State and local taxes                                                                          184
  Other                                                                                          153
  Total expenses before reimbursement/waiver                                                 201,560
   Reimbursement/waiver of expenses                                                            1,874                 199,686
 Net investment income                                                                                               513,553

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                              1,005,767
  Non-U.S. currency transactions                                                                (770)              1,004,997
 Net unrealized appreciation on:
  Investments                                                                              3,218,531
  Non-U.S. currency translations                                                                 459               3,218,990
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                           4,223,987
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                  $4,737,540


See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                          Year ended              Year ended
                                                                                        November 30,            November 30,
                                                                                                2004                    2003
OPERATIONS:
 Net investment income                                                                      $513,553                $322,900
 Net realized gain on investments and
  non-U.S. currency transactions                                                           1,004,997                 236,987
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                        3,218,990               2,768,342
  Net increase in net assets
   resulting from operations                                                               4,737,540               3,328,229

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income and currency gains                                    (525,779)               (272,642)
 Distributions from net realized gain
  on investments                                                                            (174,979)                      -
   Total dividends and distributions paid
    to shareholders                                                                         (700,758)               (272,642)

CAPITAL SHARE TRANSACTIONS                                                                10,088,401               3,020,303

TOTAL INCREASE IN NET ASSETS                                                              14,125,183               6,075,890

NET ASSETS:
 Beginning of year                                                                        16,743,765              10,667,875
 End of year (including undistributed
  net investment income: $304,176 and $72,260,
  respectively)                                                                          $30,868,948             $16,743,765


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CollegeAmerica  is a  registered  trademark  of  the  Virginia  College  Savings
Plan./sm/

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2004, non-U.S. taxes paid on realized gains were $12,951,000. As of November 30, 2004, non-U.S. taxes provided on unrealized gains were $2,531,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of November 30, 2004, the cost of investment securities for federal income tax purposes was $24,600,921,000.

During the year ended November 30, 2004, the fund reclassified $244,263,000 from undistributed net realized gains to undistributed net investment income, and $121,000 from net investment income and $25,691,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                       $359,463
Undistributed long-term capital gains                                                                         735,290
Gross unrealized appreciation on investment securities                                                      6,552,030
Gross unrealized depreciation on investment securities                                                       (360,489)
Net unrealized appreciation on investment securities                                                        6,191,541

During the year ended November 30, 2004, the fund realized, on a tax basis, a net capital gain of $761,671,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

YEAR ENDED NOVEMBER 30, 2004
                                               Distributions from ordinary income
                                  Net investment income                                     Distributions from                Total
Share class                              currency gains    Short-term capital gains    long-term capital gains   distributions paid
Class A                                       $ 456,755                    $ 39,669                  $ 113,264            $ 609,688
Class B                                          14,515                       1,491                      4,257               20,263
Class C                                          19,082                       1,751                      4,999               25,832
Class F                                          18,277                       1,305                      3,727               23,309
Class 529-A                                       3,920                         256                        731                4,907
Class 529-B                                         443                          48                        139                  630
Class 529-C                                         797                          82                        236                1,115
Class 529-E                                         183                          14                         40                  237
Class 529-F                                          73                           4                         11                   88
Class R-1                                           164                          14                         39                  217
Class R-2                                         1,979                         160                        456                2,595
Class R-3                                         3,248                         220                        627                4,095
Class R-4                                         1,911                          72                        204                2,187
Class R-5                                         4,432                         302                        861                5,595
Total                                         $ 525,779                    $ 45,388                  $ 129,591            $ 700,758


YEAR ENDED NOVEMBER 30, 2003
                                               Distributions from ordinary income
                                  Net investment income                                     Distributions from               Total
Share class                          and currency gains    Short-term capital gains    long-term capital gains  distributions paid
Class A                                       $ 254,064                         $ -                        $ -           $ 254,064
Class B                                           4,808                           -                          -               4,808
Class C                                           4,321                           -                          -               4,321
Class F                                           5,139                           -                          -               5,139
Class 529-A                                       1,080                           -                          -               1,080
Class 529-B                                         138                           -                          -                 138
Class 529-C                                         225                           -                          -                 225
Class 529-E                                          49                           -                          -                  49
Class 529-F                                          16                           -                          -                  16
Class R-1                                            27                           -                          -                  27
Class R-2                                           421                           -                          -                 421
Class R-3                                           512                           -                          -                 512
Class R-4                                           146                           -                          -                 146
Class R-5                                         1,696                           -                          -               1,696
Total                                         $ 272,642                         $ -                        $ -           $ 272,642


4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.385% on such assets in excess of $17 billion. The Board of Directors approved an amended agreement effective November 1, 2004, continuing the series of rates to include additional annual rates of 0.380% on daily net assets in excess of $21 billion but not exceeding $27 billion, 0.375% on such assets in excess of $27 billion but not exceeding $34 billion, 0.370% on such assets in excess of $34 billion but not exceeding $44 billion and 0.365% on such assets in excess of $44 billion. Effective February 1, 2004, CRMC reduced investment advisory services fees to the rates provided by the amended agreement. CRMC also reduced investment advisory services fees by an additional $1,367,000. As a result, for the year ended November 30, 2004, the fee shown on the accompanying financial statements of $94,017,000, which was equivalent to an annualized rate of 0.402%, was reduced by $1,474,000 to $92,543,000, or 0.395% of average daily net assets.


CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.


         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended November 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2 and R-3. For the year ended November 30, 2004, the total fees paid by CRMC were $2,000, $397,000 and $1,000 for Class R-1, Class R-2 and Class R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses under the agreements described on the previous page for the year ended November 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $45,982          $17,649        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          8,936             965          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          12,121         Included            $1,818              $285            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          2,063          Included             1,238               135            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         262           Included              267                 25                $ 178
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         305           Included              46                  16                  31
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         544           Included              82                  21                  54
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          48           Included              14                  1                   10
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          9            Included               5                  1                    3
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          104           Included              16                  8             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          926           Included              185                726            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          853           Included              256                177            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          232           Included              139                 8             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              175                 5             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $72,385          $18,614            $4,241             $1,408                $276
         --------------------------------------------------------------------------------------------------------------


          DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in share of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $269,000 in current fees (either paid in cash or deferred) and a net increase of $120,000 in the value of the deferred amounts.

          AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                             Sales(1)                     dividends and distributions
                                                                 Amount          Shares                Amount            Shares
Year ended November 30, 2004
Class A                                                     $ 8,021,373         260,909             $ 577,069            19,368
Class B                                                         610,421          19,944                19,572               659
Class C                                                       1,089,541          35,628                24,563               827
Class F                                                         726,908          23,572                20,887               700
Class 529-A                                                     148,325           4,838                 4,906               164
Class 529-B                                                      21,250             696                   630                21
Class 529-C                                                      42,859           1,403                 1,115                38
Class 529-E                                                       7,786             253                   236                 8
Class 529-F                                                       3,713             121                    88                 3
Class R-1                                                        11,722             381                   217                 8
Class R-2                                                       139,249           4,560                 2,593                87
Class R-3                                                       208,769           6,826                 4,023               135
Class R-4                                                       157,343           5,119                 2,187                72
Class R-5                                                       163,934           5,299                 4,798               161
Total net increase
   (decrease)                                              $ 11,353,193         369,549             $ 662,884            22,251

Year ended November 30, 2003
Class A                                                     $ 3,476,313         140,934             $ 237,800            10,000
Class B                                                         259,243          10,380                 4,639               194
Class C                                                         418,374          16,667                 4,056               169
Class F                                                         433,428          17,892                 4,586               190
Class 529-A                                                      50,028           2,023                 1,080                45
Class 529-B                                                       9,652             396                   138                 6
Class 529-C                                                      16,305             665                   225                 9
Class 529-E                                                       3,123             128                    49                 2
Class 529-F                                                       1,100              46                    16                 1
Class R-1                                                         4,397             180                    27                 1
Class R-2                                                        49,218           2,044                   421                17
Class R-3                                                        69,964           2,827                   511                21
Class R-4                                                        24,692             964                   145                 6
Class R-5                                                        41,012           1,628                 1,282                53
Total net increase
   (decrease)                                               $ 4,856,849         196,774             $ 254,975            10,714




Share class                                                          Repurchases(1)                           Net increase
                                                                 Amount          Shares                Amount            Shares
Year ended November 30, 2004
Class A                                                    $ (1,538,478)        (50,257)          $ 7,059,964           230,020
Class B                                                         (55,630)         (1,824)              574,363            18,779
Class C                                                        (101,576)         (3,337)            1,012,528            33,118
Class F                                                        (118,713)         (3,881)              629,082            20,391
Class 529-A                                                      (5,639)           (183)              147,592             4,819
Class 529-B                                                        (601)            (20)               21,279               697
Class 529-C                                                      (2,680)            (88)               41,294             1,353
Class 529-E                                                        (308)            (10)                7,714               251
Class 529-F                                                        (270)             (9)                3,531               115
Class R-1                                                        (1,721)            (57)               10,218               332
Class R-2                                                       (20,563)           (674)              121,279             3,973
Class R-3                                                       (35,973)         (1,178)              176,819             5,783
Class R-4                                                       (20,264)           (657)              139,266             4,534
Class R-5                                                       (25,260)           (828)              143,472             4,632
Total net increase
   (decrease)                                              $ (1,927,676)        (63,003)         $ 10,088,401           328,797

Year ended November 30, 2003
Class A                                                    $ (1,776,963)        (76,452)          $ 1,937,150            74,482
Class B                                                         (32,120)         (1,375)              231,762             9,199
Class C                                                         (71,149)         (3,097)              351,281            13,739
Class F                                                        (185,371)         (8,093)              252,643             9,989
Class 529-A                                                      (1,204)            (51)               49,904             2,017
Class 529-B                                                        (166)             (7)                9,624               395
Class 529-C                                                        (336)            (14)               16,194               660
Class 529-E                                                         (92)             (4)                3,080               126
Class 529-F                                                          -*              (1)                1,116                46
Class R-1                                                          (341)            (13)                4,083               168
Class R-2                                                        (6,714)           (281)               42,925             1,780
Class R-3                                                        (9,216)           (382)               61,259             2,466
Class R-4                                                        (4,158)           (175)               20,679               795
Class R-5                                                        (3,691)           (152)               38,603             1,529
Total net increase
   (decrease)                                              $ (2,091,521)        (90,097)          $ 3,020,303           117,391

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $13,207,918,000 and $4,453,132,000, respectively, during the year ended November 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended November 30, 2004, the custodian fee of $6,025,000 included $20,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                     Income (loss) from investment operations(2)
                                                                                                              Net
                                                                    Net asset                       gains (losses)
                                                                       value,             Net       on securities        Total from
                                                                    beginning      investment      (both realized        investment
                                                                    of period          income      and unrealized)       operations
Class A:
 Year ended 11/30/2004                                                 $28.62            $.70               $5.50             $6.20
 Year ended 11/30/2003                                                  22.80             .65                5.73              6.38
 Year ended 11/30/2002                                                  24.29             .52               (1.53)            (1.01)
 Year ended 11/30/2001                                                  28.29             .53                (.90)             (.37)
 Year ended 11/30/2000                                                  29.03             .62                1.20              1.82
Class B:
 Year ended 11/30/2004                                                  28.50             .46                5.47              5.93
 Year ended 11/30/2003                                                  22.72             .45                5.72              6.17
 Year ended 11/30/2002                                                  24.21             .27               (1.45)            (1.18)
 Year ended 11/30/2001                                                  28.21             .31                (.87)             (.56)
 Period from 3/15/2000 to 11/30/2000                                    29.57             .32               (1.41)            (1.09)
Class C:
 Year ended 11/30/2004                                                  28.43             .45                5.45              5.90
 Year ended 11/30/2003                                                  22.68             .42                5.71              6.13
 Year ended 11/30/2002                                                  24.18             .20               (1.40)            (1.20)
 Period from 3/15/2001 to 11/30/2001                                    25.35             .12               (1.15)            (1.03)
Class F:
 Year ended 11/30/2004                                                  28.59             .68                5.48              6.16
 Year ended 11/30/2003                                                  22.78             .61                5.75              6.36
 Year ended 11/30/2002                                                  24.27             .31               (1.34)            (1.03)
 Period from 3/15/2001 to 11/30/2001                                    25.40             .27               (1.15)             (.88)
Class 529-A:
 Year ended 11/30/2004                                                  28.59             .68                5.48              6.16
 Year ended 11/30/2003                                                  22.78             .63                5.73              6.36
 Period from 2/15/2002 to 11/30/2002                                    24.29             .36               (1.47)            (1.11)
Class 529-B:
 Year ended 11/30/2004                                                  28.51             .40                5.48              5.88
 Year ended 11/30/2003                                                  22.74             .40                5.73              6.13
 Period from 2/21/2002 to 11/30/2002                                    23.96             .23               (1.13)             (.90)
Class 529-C:
 Year ended 11/30/2004                                                  28.50             .41                5.47              5.88
 Year ended 11/30/2003                                                  22.74             .41                5.71              6.12
 Period from 2/22/2002 to 11/30/2002                                    23.98             .23               (1.15)             (.92)
Class 529-E:
 Year ended 11/30/2004                                                  28.56             .57                5.48              6.05
 Year ended 11/30/2003                                                  22.77             .54                5.73              6.27
 Period from 3/4/2002 to 11/30/2002                                     25.12             .31               (2.28)            (1.97)
Class 529-F:
 Year ended 11/30/2004                                                  28.59             .65                5.49              6.14
 Year ended 11/30/2003                                                  22.80             .61                5.72              6.33
 Period from 9/17/2002 to 11/30/2002                                    21.79             .08                1.07              1.15




FINANCIAL HIGHLIGHTS (1)                                            (continued)

                                                                                     Income (loss) from investment operations(2)
                                                                                                             Net
                                                                    Net asset                       gains(losses)
                                                                       value,             Net       on securities        Total from
                                                                    beginning      investment      (both realized        investment
                                                                    of period          income      and unrealized)       operations
Class R-1:
 Year ended 11/30/2004                                                 $28.50            $.44               $5.48             $5.92
 Year ended 11/30/2003                                                  22.75             .38                5.77              6.15
 Period from 6/7/2002 to 11/30/2002                                     25.08             .14               (2.37)            (2.23)
Class R-2:
 Year ended 11/30/2004                                                  28.45             .45                5.45              5.90
 Year ended 11/30/2003                                                  22.73             .43                5.71              6.14
 Period from 6/7/2002 to 11/30/2002                                     25.08             .13               (2.35)            (2.22)
Class R-3:
 Year ended 11/30/2004                                                  28.53             .57                5.47              6.04
 Year ended 11/30/2003                                                  22.77             .50                5.75              6.25
 Period from 6/6/2002 to 11/30/2002                                     25.42             .17               (2.52)            (2.35)
Class R-4:
 Year ended 11/30/2004                                                  28.60             .68                5.49              6.17
 Year ended 11/30/2003                                                  22.81             .55                5.80              6.35
 Period from 6/27/2002 to 11/30/2002                                    23.78             .20               (1.02)             (.82)
Class R-5:
 Year ended 11/30/2004                                                  28.63             .76                5.51              6.27
 Year ended 11/30/2003                                                  22.81             .70                5.74              6.44
 Period from 5/15/2002 to 11/30/2002                                    26.11             .30               (3.27)            (2.97)




FINANCIAL HIGHLIGHTS (1)

                                                                                Dividends and distributions

                                                                     Dividends
                                                                     (from net   Distributions               Total        Net asset
                                                                    investment   (from capital       dividends and       value, end
                                                                       income)          gains)       distributions        of period
Class A:
 Year ended 11/30/2004                                                  $(.73)          $(.29)             $(1.02)           $33.80
 Year ended 11/30/2003                                                   (.56)              -                (.56)            28.62
 Year ended 11/30/2002                                                   (.48)              -                (.48)            22.80
 Year ended 11/30/2001                                                   (.50)          (3.13)              (3.63)            24.29
 Year ended 11/30/2000                                                   (.58)          (1.98)              (2.56)            28.29
Class B:
 Year ended 11/30/2004                                                   (.51)           (.29)               (.80)            33.63
 Year ended 11/30/2003                                                   (.39)              -                (.39)            28.50
 Year ended 11/30/2002                                                   (.31)              -                (.31)            22.72
 Year ended 11/30/2001                                                   (.31)          (3.13)              (3.44)            24.21
 Period from 3/15/2000 to 11/30/2000                                     (.27)              -                (.27)            28.21
Class C:
 Year ended 11/30/2004                                                   (.50)           (.29)               (.79)            33.54
 Year ended 11/30/2003                                                   (.38)              -                (.38)            28.43
 Year ended 11/30/2002                                                   (.30)              -                (.30)            22.68
 Period from 3/15/2001 to 11/30/2001                                     (.14)              -                (.14)            24.18
Class F:
 Year ended 11/30/2004                                                   (.71)           (.29)              (1.00)            33.75
 Year ended 11/30/2003                                                   (.55)              -                (.55)            28.59
 Year ended 11/30/2002                                                   (.46)              -                (.46)            22.78
 Period from 3/15/2001 to 11/30/2001                                     (.25)              -                (.25)            24.27
Class 529-A:
 Year ended 11/30/2004                                                   (.71)           (.29)              (1.00)            33.75
 Year ended 11/30/2003                                                   (.55)              -                (.55)            28.59
 Period from 2/15/2002 to 11/30/2002                                     (.40)              -                (.40)            22.78
Class 529-B:
 Year ended 11/30/2004                                                   (.46)           (.29)               (.75)            33.64
 Year ended 11/30/2003                                                   (.36)              -                (.36)            28.51
 Period from 2/21/2002 to 11/30/2002                                     (.32)              -                (.32)            22.74
Class 529-C:
 Year ended 11/30/2004                                                   (.46)           (.29)               (.75)            33.63
 Year ended 11/30/2003                                                   (.36)              -                (.36)            28.50
 Period from 2/22/2002 to 11/30/2002                                     (.32)              -                (.32)            22.74
Class 529-E:
 Year ended 11/30/2004                                                   (.61)           (.29)               (.90)            33.71
 Year ended 11/30/2003                                                   (.48)              -                (.48)            28.56
 Period from 3/4/2002 to 11/30/2002                                      (.38)              -                (.38)            22.77
Class 529-F:
 Year ended 11/30/2004                                                   (.69)           (.29)               (.98)            33.75
 Year ended 11/30/2003                                                   (.54)              -                (.54)            28.59
 Period from 9/17/2002 to 11/30/2002                                     (.14)              -                (.14)            22.80




FINANCIAL HIGHLIGHTS (1)                                            (continued)

                                                                                Dividends and distributions

                                                                    Dividends
                                                                    (from net    Distributions               Total        Net asset
                                                                   investment    (from capital       dividends and       value, end
                                                                      income)           gains)       distributions        of period
Class R-1:
 Year ended 11/30/2004                                                  $(.50)          $(.29)              $(.79)           $33.63
 Year ended 11/30/2003                                                   (.40)              -                (.40)            28.50
 Period from 6/7/2002 to 11/30/2002                                      (.10)              -                (.10)            22.75
Class R-2:
 Year ended 11/30/2004                                                   (.51)           (.29)               (.80)            33.55
 Year ended 11/30/2003                                                   (.42)              -                (.42)            28.45
 Period from 6/7/2002 to 11/30/2002                                      (.13)              -                (.13)            22.73
Class R-3:
 Year ended 11/30/2004                                                   (.61)           (.29)               (.90)            33.67
 Year ended 11/30/2003                                                   (.49)              -                (.49)            28.53
 Period from 6/6/2002 to 11/30/2002                                      (.30)              -                (.30)            22.77
Class R-4:
 Year ended 11/30/2004                                                   (.72)           (.29)              (1.01)            33.76
 Year ended 11/30/2003                                                   (.56)              -                (.56)            28.60
 Period from 6/27/2002 to 11/30/2002                                     (.15)              -                (.15)            22.81
Class R-5:
 Year ended 11/30/2004                                                   (.80)           (.29)              (1.09)            33.81
 Year ended 11/30/2003                                                   (.62)              -                (.62)            28.63
 Period from 5/15/2002 to 11/30/2002                                     (.33)              -                (.33)            22.81




FINANCIAL HIGHLIGHTS (1)

                                                                          Ratio of expenses      Ratio of expenses
                                                                             to average net         to average net        Ratio of
                                                           Net assets,        assets before           assets after      net income
                                                 Total   end of period              waiver/                waiver/      to average
                                            return (3)    (in millions)       reimbursement      reimbursement (4)      net assets
Class A:
 Year ended 11/30/2004                          22.21%         $25,137                 .77%                  .77%           2.28%
 Year ended 11/30/2003                          28.52           14,703                 .81                   .81            2.70
 Year ended 11/30/2002                          (4.22)          10,016                 .82                   .82            2.22
 Year ended 11/30/2001                          (1.81)          10,346                 .78                   .78            2.05
 Year ended 11/30/2000                           6.37           10,716                 .79                   .79            2.08
Class B:
 Year ended 11/30/2004                          21.25            1,265                1.55                  1.55            1.52
 Year ended 11/30/2003                          27.52              537                1.58                  1.58            1.85
 Year ended 11/30/2002                          (4.93)             219                1.59                  1.59            1.47
 Year ended 11/30/2001                          (2.57)             126                1.56                  1.56            1.21
 Period from 3/15/2000 to 11/30/2000            (3.73)              55                1.55 (5)              1.55 (5)        1.45 (5)
Class C:
 Year ended 11/30/2004                          21.17            1,836                1.62                  1.61            1.46
 Year ended 11/30/2003                          27.40              615                1.65                  1.65            1.71
 Year ended 11/30/2002                          (4.95)             179                1.65                  1.65            1.43
 Period from 3/15/2001 to 11/30/2001            (4.08)              50                1.78 (5)              1.78 (5)         .73 (5)
Class F:
 Year ended 11/30/2004                          22.09            1,243                 .86                   .85            2.21
 Year ended 11/30/2003                          28.43              470                 .89                   .89            2.49
 Year ended 11/30/2002                          (4.29)             147                 .91                   .91            2.17
 Period from 3/15/2001 to 11/30/2001            (3.45)              47                 .92 (5)               .92 (5)        1.55 (5)
Class 529-A:
 Year ended 11/30/2004                          22.08              272                 .86                   .85            2.21
 Year ended 11/30/2003                          28.43               93                 .87                   .87            2.55
 Period from 2/15/2002 to 11/30/2002            (4.61)              28                1.03 (5)              1.03 (5)        2.08 (5)
Class 529-B:
 Year ended 11/30/2004                          21.02               44                1.75                  1.74            1.32
 Year ended 11/30/2003                          27.28               18                1.78                  1.78            1.64
 Period from 2/21/2002 to 11/30/2002            (3.82)               5                1.79 (5)              1.79 (5)        1.31 (5)
Class 529-C:
 Year ended 11/30/2004                          21.04               80                1.74                  1.73            1.34
 Year ended 11/30/2003                          27.25               29                1.76                  1.76            1.66
 Period from 2/22/2002 to 11/30/2002            (3.90)               8                1.77 (5)              1.77 (5)        1.33 (5)
Class 529-E:
 Year ended 11/30/2004                          21.67               14                1.21                  1.20            1.86
 Year ended 11/30/2003                          27.97                5                1.23                  1.23            2.17
 Period from 3/4/2002 to 11/30/2002             (7.88)               1                1.23 (5)              1.23 (5)        1.85 (5)
Class 529-F:
 Year ended 11/30/2004                          21.98                6                 .96                   .95            2.12
 Year ended 11/30/2003                          28.31                1                 .98                   .98            2.48
 Period from 9/17/2002 to 11/30/2002             5.33                - (6)             .20                   .20             .39




Financial highlights (1)                                            (continued)


                                                                          Ratio of expenses      Ratio of expenses
                                                                             to average net         to average net        Ratio of
                                                           Net assets,        assets before           assets after      net income
                                                Total    end of period              waiver/                waiver/      to average
                                               return     (in millions)       reimbursement      reimbursement (4)      net assets
Class R-1:
 Year ended 11/30/2004                          21.18%             $17                1.67%                 1.64%           1.44%
 Year ended 11/30/2003                          27.43                5                1.78                  1.66            1.48
 Period from 6/7/2002 to 11/30/2002             (8.85)               - (6)            1.41                   .80             .66
Class R-2:
 Year ended 11/30/2004                          21.15              201                1.93                  1.60            1.47
 Year ended 11/30/2003                          27.44               57                2.23                  1.62            1.72
 Period from 6/7/2002 to 11/30/2002             (8.80)               5                 .93                   .79             .61
Class R-3:
 Year ended 11/30/2004                          21.67              285                1.20                  1.19            1.87
 Year ended 11/30/2003                          27.90               76                1.29                  1.24            1.98
 Period from 6/6/2002 to 11/30/2002             (9.25)               5                 .69                   .60             .80
Class R-4:
 Year ended 11/30/2004                          22.10              182                 .85                   .84            2.22
 Year ended 11/30/2003                          28.36               25                 .90                   .89            2.18
 Period from 6/27/2002 to 11/30/2002            (3.42)               2                 .46                   .38             .92
Class R-5:
 Year ended 11/30/2004                          22.49              287                 .54                   .54            2.48
 Year ended 11/30/2003                          28.82              110                 .56                   .56            2.88
 Period from 5/15/2002 to 11/30/2002           (11.37)              53                 .56 (5)               .56 (5)        2.48 (5)


                                                                                    Year ended November 30
                                                                  2004           2003         2002         2001          2000

Portfolio turnover rate for all classes of shares                  21%            27%          32%          45%           41%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 11/30/2004, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF CAPITAL WORLD GROWTH AND INCOME FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PriceWaterhouseCoopers LLP

Los Angeles, California
January 3, 2005


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending November 30, 2004.

During  the  fiscal  year  ended,  the  fund  paid  a  long-term   capital  gain
distribution of $129,591,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year is $60,379,000. Foreign source income earned by the fund for the fiscal year was $513,210,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, $605,965,000 of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $146,383,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represents qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $924,000 of the dividends paid by the fund from ordinary income earned during the fiscal year was derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 through November 30, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                               Beginning account         Ending account          Expenses paid        Annualized
                                                  value 6/1/2004       value 11/30/2004       during period(1)     expense ratio

Class A -- actual return                         $      1,000.00              $1,132.87                  $3.89              .73%
Class A -- assumed 5% return                            1,000.00               1,021.35                   3.69              .73
Class B -- actual return                                1,000.00               1,128.29                   8.19             1.54
Class B -- assumed 5% return                            1,000.00               1,017.30                   7.77             1.54
Class C -- actual return                                1,000.00               1,127.68                   8.51             1.60
Class C -- assumed 5% return                            1,000.00               1,017.00                   8.07             1.60
Class F -- actual return                                1,000.00               1,132.25                   4.42              .83
Class F -- assumed 5% return                            1,000.00               1,020.85                   4.19              .83
Class 529-A -- actual return                            1,000.00               1,132.35                   4.37              .82
Class 529-A -- assumed 5% return                        1,000.00               1,020.90                   4.14              .82
Class 529-B -- actual return                            1,000.00               1,127.28                   9.20             1.73
Class 529-B -- assumed 5% return                        1,000.00               1,016.35                   8.72             1.73
Class 529-C -- actual return                            1,000.00               1,127.41                   9.15             1.72
Class 529-C -- assumed 5% return                        1,000.00               1,016.40                   8.67             1.72
Class 529-E -- actual return                            1,000.00               1,130.23                   6.34             1.19
Class 529-E -- assumed 5% return                        1,000.00               1,019.05                   6.01             1.19
Class 529-F -- actual return                            1,000.00               1,131.77                   5.01              .94
Class 529-F -- assumed 5% return                        1,000.00               1,020.30                   4.75              .94
Class R-1 -- actual return                              1,000.00               1,127.75                   8.67             1.63
Class R-1 -- assumed 5% return                          1,000.00               1,016.85                   8.22             1.63
Class R-2 -- actual return                              1,000.00               1,127.88                   8.46             1.59
Class R-2 -- assumed 5% return                          1,000.00               1,017.05                   8.02             1.59
Class R-3 -- actual return                              1,000.00               1,130.44                   6.18             1.16
Class R-3 -- assumed 5% return                          1,000.00               1,019.20                   5.86             1.16
Class R-4 -- actual return                              1,000.00               1,131.97                   4.42              .83
Class R-4 -- assumed 5% return                          1,000.00               1,020.85                   4.19              .83
Class R-5 -- actual return                              1,000.00               1,133.99                   2.83              .53
Class R-5 -- assumed 5% return                          1,000.00               1,022.35                   2.68              .53

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 366 (to reflect the one-half year period).


BOARD OF DIRECTORS AND OTHER OFFICERS

"NON-INTERESTED" DIRECTORS

                                           YEAR FIRST
                                              ELECTED
                                           A DIRECTOR
NAME AND AGE                           OF THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

H. Frederick Christie, 71                       1993          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

Merit E. Janow, 46                              2001          Professor, Columbia University, School of International and Public
                                                              Affairs

Mary Myers Kauppila, 50                         1993          Private investor; Chairman of the Board and CEO, Ladera Management
                                                              Company (venture capital and agriculture); former owner and President,
                                                              Energy Investment, Inc.

Gail L. Neale, 69                               1993          President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J. O'Neill, Ph.D., 68                    1993          Deputy Chairman of the Council and Chairman of the International
                                                              Advisory Panel, Graduate School of Government, University of Sydney,
                                                              Australia; Member of the Board of Directors, The Lowy Institute for
                                                              International Policy Studies, Sydney, Australia; Chairman of the
                                                              Council, Australian Strategic Policy Institute; former Chichele
                                                              Professor of the History of War and Fellow, All Souls College,
                                                              University of Oxford; former Chairman of the Council, International
                                                              Institute for Strategic Studies

Donald E. Petersen, 78                          1993          Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 62                           1993-1996       Actor, Producer; Co-founder and President of The
                                                1997          William Holden Wildlife Foundation; conservation consultant to Land
                                                              Rover and Jaguar North America; author of The Jaguar Conservation
                                                              Trust

Steadman Upham, 55                              2001          President and Professor of Anthropology, The University of Tulsa;
                                                              former President and Professor of Archaeology, Claremont Graduate
                                                              University

Charles Wolf, Jr., Ph.D., 80                    1993          Senior Economic Adviser and Corporate Fellow in International
                                                              Economics, The RAND Corporation; former Dean, The RAND Graduate School


"NON-INTERESTED" DIRECTORS

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
                                          OVERSEEN BY
NAME AND AGE                                 DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Merit E. Janow, 46                                2           None

Mary Myers Kauppila, 50                           5           None

Gail L. Neale, 69                                 5           None

Robert J. O'Neill, Ph.D., 68                      3           None

Donald E. Petersen, 78                            2           None

Stefanie Powers, 62                               2           None

Steadman Upham, 55                                2           None

Charles Wolf, Jr., Ph.D., 80                      2           None


"INTERESTED" DIRECTORS(4)
                                           YEAR FIRST
                                            ELECTED A
                                          DIRECTOR OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              OFFICER OF         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                        THE FUND(1)         UNDERWRITER OF THE FUND

Gina H. Despres, 63                             1999          Senior Vice President, Capital Research and
Chairman of the Board                                         Management Company; Vice President, Capital Strategy Research, Inc.(5)

Paul G. Haaga, Jr., 56                          1993          Executive Vice President and Director, Capital Research and Management
Vice Chairman of the Board                                    Company; Director, The Capital Group Companies, Inc.(5)


"INTERESTED" DIRECTORS(4)

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE AND                             OVERSEEN BY
POSITION WITH FUND                           DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Gina H. Despres, 63                               4           None
Chairman of the Board

Paul G. Haaga, Jr., 56                           17           None
Vice Chairman of the Board


FOUNDING DIRECTOR EMERITUS

Frank Stanton, 96                                             Retired; former President, CBS Inc. (1946-1973)

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.


OTHER OFFICERS
                                           YEAR FIRST
                                           ELECTED AN         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              OFFICER OF         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                        THE FUND(1)         UNDERWRITER OF THE FUND

Stephen E. Bepler, 62                           1993          Senior Vice President, Capital Research Company(5)
President

Gregg E. Ireland, 55                            1999          Senior Vice President, Capital Research and
Executive Vice President                                      Management Company

Mark E. Denning, 47                             1993          Director, Capital Research and Management
Senior Vice President                                         Company; Director, The Capital Group Companies, Inc.;(5) Senior Vice
                                                              President, Capital Research Company(5)

Jeanne K. Carroll, 56                           2001          Senior Vice President, Capital Research Company(5)
Vice President

Carl M. Kawaja, 40                              1997          Senior Vice President, Capital Research Company;(5)
Vice President                                                Director, Capital International, Inc.(5)

Andrew B. Suzman, 37                            2003          Executive Vice President and Director, Capital
Vice President                                                Research Company;(5) Director, Capital International Research, Inc.(5)

Steven T. Watson, 49                            2001          Senior Vice President and Director, Capital
Vice President                                                Research Company(5)

Vincent P. Corti, 48                            1993          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Jeffrey P. Regal, 33                            2003          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Sheryl F. Johnson, 36                           2003          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital World Growth and Income Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.08 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE OR UPON REQUEST BY CALLING AFS. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

A complete portfolio of Capital World Growth and Income Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
>  Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-933-0105P

Litho in USA WG/CG/8072-S1924

Printed on recycled paper




ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Steadman Upham, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
a)       Audit Fees:
                                    2003             $65,000
                                    2004             $73,000
b) Audit- Related Fees:
                                    2003             none
2004     none
c)       Tax Fees:
                                    2003             $10,000
                                    2004             $10,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the
                                    Registrant's tax returns including returns
                                    relating to the registrant's investments in
                                    non-U.S. jurisdictions.
d) All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
b) Audit- Related Fees:
                                    2003             none
                                    2004             none
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $10,000 for fiscal year 2003 and $10,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

CAPITAL WORLD GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO
November 30, 2004

                                                                                                                 Market value
COMMON STOCKS -- 86.97%                                                                               Shares            (000)

FINANCIALS -- 17.36%
HSBC Holdings PLC (United Kingdom)                                                                17,588,049         $299,488
HSBC Holdings PLC (Hong Kong)                                                                      2,749,236           47,028
Lloyds TSB Group PLC                                                                              33,015,000          265,788
Societe Generale                                                                                   2,560,000          247,098
ING Groep NV                                                                                       8,771,575          241,236
Fortis                                                                                             9,084,100          239,452
Bank Austria Creditanstalt                                                                         2,517,406          214,056
J.P. Morgan Chase & Co.                                                                            5,300,000          199,545
ABN AMRO Holding NV                                                                                7,058,458          173,303
Shinhan Financial Group Co., Ltd.                                                                  8,155,100          170,806
Royal Bank of Scotland Group PLC                                                                   4,655,000          143,050
Bank of America Corp.                                                                              2,955,300          136,742
Fubon Financial Holding Co., Ltd.                                                                136,046,000          136,468
Mitsui Sumitomo Insurance Co., Ltd.                                                               14,509,000          127,855
PartnerRe Holdings Ltd.                                                                            2,070,000          126,725
Washington Mutual, Inc.                                                                            3,030,000          123,351
UFJ Holdings, Inc.(1)                                                                                 23,000          121,875
Allied Capital Corp.                                                                               3,798,000          104,901
Willis Group Holdings Ltd.                                                                         2,750,000          104,087
Sompo Japan Insurance Inc.                                                                        10,744,000          102,810
DnB NOR ASA                                                                                       10,680,600          100,663
National Savings and Commercial Bank Ltd. (GDR)                                                    1,550,000           89,125
Allstate Corp.                                                                                     1,700,000           85,850
Deutsche Borse AG                                                                                  1,350,000           79,905
Cathay Financial Holding Co., Ltd.                                                                39,000,000           75,093
St. George Bank Ltd.                                                                               3,502,460           65,314
Hongkong Land Holdings Ltd.                                                                       25,421,800           64,826
NIPPONKOA Insurance Co., Ltd.                                                                     10,072,000           60,800
Berkshire Hathaway Inc., Class A(1)                                                                      718           60,097
Credit Agricole SA                                                                                 2,000,000           59,202
Fannie Mae                                                                                           840,000           57,708
Marsh & McLennan Companies, Inc.                                                                   2,000,000           57,180
Chubb Corp.                                                                                          750,000           57,157
Swire Pacific Ltd., Class A                                                                        7,000,000           56,269
Hang Lung Group Ltd.                                                                              27,537,000           51,709
Westpac Banking Corp.                                                                              3,595,111           51,490
ICICI Bank Ltd.                                                                                    6,569,700           50,170
Hang Lung Properties Ltd.                                                                         30,762,000           48,071
Unibail Holding                                                                                      304,000           43,136
Skandinaviska Enskilda Banken AB, Class A                                                          2,180,000           41,518
Freddie Mac                                                                                          600,000           40,956
ForeningsSparbanken AB, Class A                                                                    1,600,000           39,399
Millea Holdings, Inc.                                                                                  2,766           38,924
Developers Diversified Realty Corp.                                                                  900,000           38,745
Bank of Nova Scotia                                                                                1,200,000           37,787
Wachovia Corp.                                                                                       724,000           37,467
U.S. Bancorp                                                                                       1,200,000           35,556
Hysan Development Co. Ltd.                                                                        16,918,847           34,381
Nippon Building Fund, Inc.                                                                             3,850           33,590
QBE Insurance Group Ltd.                                                                           2,950,970           31,801
Wells Fargo & Co.                                                                                    500,000           30,885
Chinatrust Financial Holding Co. Ltd.                                                             26,331,099           30,093
Kimco Realty Corp.                                                                                   525,000           29,862
Brascan Corp., Class A                                                                               785,000           28,064
Royal Bank of Canada                                                                                 518,400           27,236
XL Capital Ltd., Class A                                                                             355,000           26,753
Genworth Financial, Inc., Class A                                                                  1,000,000           26,300
Aioi Insurance Co. Ltd.                                                                            5,561,000           24,556
Malayan Banking Bhd.                                                                               7,535,300           23,796
American International Group, Inc.                                                                   370,000           23,439
Sun Life Financial Inc.                                                                              726,480           23,329
National Australia Bank Ltd.                                                                       1,000,000           21,676
Erste Bank der oesterreichischen Sparkassen AG                                                       380,000           19,331
Japan Real Estate Investment Corp.                                                                     2,241           18,617
Fairfax Financial Holdings Ltd.                                                                      111,000           18,477
HBOS PLC                                                                                           1,087,214           15,220
Bank of the Philippine Islands                                                                    14,403,696           13,092
Deutsche Bank AG                                                                                      60,000            5,082
HKR International Ltd.                                                                             4,824,800            2,560
Security Capital European Realty(1),(2),(3)                                                           82,516            1,395
                                                                                                                    5,359,316

CONSUMER DISCRETIONARY -- 10.47%
Continental AG                                                                                     4,404,650          268,315
Daito Trust Construction Co., Ltd.                                                                 4,596,700          207,886
Toyota Motor Corp.                                                                                 4,500,000          168,575
Yamada Denki Co., Ltd.                                                                             3,766,000          161,546
Lowe's Companies, Inc.                                                                             2,575,000          142,475
Publishing & Broadcasting Ltd.                                                                    10,565,000          127,727
InterContinental Hotels Group PLC                                                                  9,823,267          125,124
Target Corp.                                                                                       2,327,500          119,215
Daimaru, Inc.                                                                                     13,518,000          113,087
Time Warner Inc.(1)                                                                                6,180,000          109,448
Reuters Group PLC                                                                                 13,736,600          100,808
Harrah's Entertainment, Inc.                                                                       1,620,000           99,468
Bayerische Motoren Werke AG                                                                        2,355,000           99,435
Kingfisher PLC                                                                                    17,280,197           95,110
Carnival Corp., units                                                                              1,760,000           93,298
Dixons Group PLC                                                                                  32,882,596           91,592
News Corp. Inc., Class A                                                                           2,960,191           52,366
News Corp. Inc., Class B                                                                           1,755,003           31,748
Pearson PLC                                                                                        6,954,000           81,599
Volkswagen AG, nonvoting preferred                                                                 2,000,000           65,473
Kesa Electricals PLC                                                                              15,105,010           78,086
Limited Brands, Inc.                                                                               3,107,517           75,948
Rank Group PLC                                                                                    12,500,000           72,502
Fairmont Hotels & Resorts Inc.                                                                     1,750,000           54,285
TJX Companies, Inc.                                                                                2,200,000           51,788
Suzuki Motor Corp.                                                                                 2,865,000           51,689
Makita Corp.                                                                                       3,335,000           51,494
Hyundai Motor Co., nonvoting preferred, Series (2)                                                 1,757,190           50,301
Fuji Heavy Industries Ltd.                                                                        10,869,000           50,210
John Fairfax Holdings Ltd.                                                                        15,223,960           50,100
Honda Motor Co., Ltd.                                                                              1,005,000           48,085
Li & Fung Ltd.                                                                                    22,026,000           36,828
DaimlerChrysler AG                                                                                   784,200           35,060
Best Buy Co., Inc.                                                                                   500,000           28,190
Gap, Inc.                                                                                          1,100,000           24,035
CarMax, Inc.(1)                                                                                      850,000           23,672
Comcast Corp., Class A(1)                                                                            700,000           21,028
LG Electronics Inc.                                                                                  340,000           20,536
Mediaset SpA                                                                                       1,400,000           16,943
Metropole Television                                                                                 615,000           15,933
General Motors Corp.                                                                                 375,000           14,471
Sony Corp.                                                                                           135,400            4,928
TI Automotive Ltd., Class A(1),(3)                                                                 1,068,000               --
                                                                                                                    3,230,407

CONSUMER STAPLES -- 9.85%
Altria Group, Inc.                                                                                10,257,000          589,675
Unilever NV                                                                                        2,525,000          158,712
Unilever NV (New York registered)                                                                  2,478,000          156,114
Diageo PLC                                                                                        22,350,000          312,660
Nestle SA                                                                                            933,000          239,577
Imperial Tobacco Group PLC                                                                         7,191,413          187,324
Foster's Group Ltd.                                                                               44,635,814          186,198
Reynolds American Inc.                                                                             1,900,000          143,697
Nissin Food Products Co., Ltd.                                                                     4,986,500          123,888
Gallaher Group PLC                                                                                 7,650,000          106,214
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates                  28,746,100           95,935
Orkla AS                                                                                           2,985,714           92,094
Altadis, SA                                                                                        2,240,000           91,425
Loblaw Companies Ltd.                                                                              1,440,000           82,651
Woolworths Ltd.                                                                                    5,591,041           64,786
Swedish Match AB                                                                                   5,500,550           62,404
Uni-Charm Corp.                                                                                    1,305,000           60,412
Groupe Danone                                                                                        593,000           52,826
Fomento Economico Mexicano, SA de CV (ADR)                                                         1,053,700           50,346
Coca-Cola Co.                                                                                      1,150,000           45,206
UST Inc.                                                                                             655,900           28,879
Koninklijke Ahold NV(1)                                                                            3,590,000           26,424
Unilever PLC                                                                                       2,100,000           19,224
SABMiller PLC                                                                                        850,716           14,315
Procter & Gamble Co.                                                                                 225,000           12,033
Royal Numico NV(1)                                                                                   310,000           11,038
KT&G Corp.                                                                                           330,980           10,548
Coca-Cola HBC SA                                                                                     352,182            8,684
AEON CO., LTD.                                                                                       188,200            3,176
Wolverhampton & Dudley Breweries, PLC                                                                164,256            2,871
                                                                                                                    3,039,336

TELECOMMUNICATION SERVICES -- 9.69%
Vodafone Group PLC                                                                               156,000,000          423,347
France Telecom, SA                                                                                 9,516,000          298,753
Chunghwa Telecom Co., Ltd.                                                                        64,829,000          128,853
Chunghwa Telecom Co., Ltd. (ADR)                                                                   4,335,000           90,385
Portugal Telecom, SGPS, SA                                                                        16,803,550          198,694
KT Corp. (ADR)                                                                                     6,865,120          148,630
KT Corp.                                                                                             859,940           34,709
Telekom Austria AG                                                                                 8,949,197          152,191
Telefonica, SA                                                                                     7,498,120          131,698
Telecom Italia SpA, nonvoting                                                                     44,856,571          123,722
Royal KPN NV                                                                                      14,194,600          123,149
TDC A/S                                                                                            2,661,165          109,127
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                          196,175,000          108,708
Swisscom AG                                                                                          259,389          101,845
SBC Communications Inc.                                                                            4,000,000          100,680
Telefonos de Mexico, SA de CV, Class L (ADR)                                                       2,741,737           95,988
America Movil SA de CV, Series L (ADR)                                                             1,998,400           93,345
Advanced Info Service PCL                                                                         36,520,100           90,883
Verizon Communications Inc.                                                                        2,150,000           88,644
BT Group PLC                                                                                      15,000,000           55,756
COSMOTE Mobile Telecommunications SA                                                               2,729,270           49,388
China Unicom Ltd.                                                                                 54,134,600           41,775
BellSouth Corp.                                                                                    1,554,000           41,678
Sprint Corp. -- FON Group                                                                          1,800,000           41,058
Eircom Group PLC(1)                                                                               16,149,984           36,477
KDDI Corp.                                                                                             7,200           35,497
Deutsche Telekom AG(1)                                                                             1,265,000           26,857
Telecom Corp. of New Zealand Ltd.                                                                  2,400,000           10,368
BCE Inc.                                                                                             336,865            8,183
                                                                                                                    2,990,388

MATERIALS -- 8.67%
Cia. Vale do Rio Doce, Class A, preferred nominative                                               9,854,400          202,661
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                   2,671,000           66,294
Barrick Gold Corp.                                                                                 9,449,100          232,353
Dow Chemical Co.                                                                                   4,250,000          214,497
BASF AG                                                                                            2,840,000          191,076
AngloGold Ashanti Ltd.                                                                             4,650,000          187,437
Phelps Dodge Corp.                                                                                 1,500,000          145,695
Freeport-McMoRan Copper & Gold Inc., Class B                                                       3,569,800          139,686
Potash Corp. of Saskatchewan Inc.                                                                  1,600,000          122,528
Norske Skogindustrier ASA, Class A                                                                 4,870,000          103,323
L'Air Liquide                                                                                        554,500           95,846
Gold Fields Ltd.                                                                                   6,500,000           92,256
Formosa Chemicals & Fibre Corp.                                                                   48,200,000           89,814
Newcrest Mining Ltd.                                                                               6,000,000           81,020
James Hardie Industries Ltd.                                                                      17,450,000           78,050
Formosa Plastics Corp.                                                                            47,400,000           75,811
Georgia-Pacific Corp., Georgia-Pacific Group                                                       1,998,300           73,158
UPM-Kymmene Corp.                                                                                  2,784,000           62,695
Impala Platinum Holdings Ltd.                                                                        702,389           60,155
Lyondell Chemical Co.(1)                                                                           1,820,500           51,083
DSM NV                                                                                               834,828           50,200
POSCO                                                                                                256,730           47,892
Nan Ya Plastics Corp.                                                                             26,200,000           37,673
Weyerhaeuser Co.                                                                                     540,000           35,640
Sonoco Products Co.                                                                                1,200,000           34,128
International Paper Co.                                                                              600,000           24,912
Smurfit-Stone Container Corp.(1)                                                                     974,200           17,497
Stora Enso Oyj (ADR)                                                                               1,086,300           17,261
Sappi Ltd.                                                                                         1,239,000           16,845
M-real Oyj, Class B                                                                                2,369,500           15,426
Yara International ASA(1)                                                                          1,131,800           14,546
                                                                                                                    2,677,458

ENERGY -- 7.20%
"Shell" Transport and Trading Co., PLC                                                            37,390,000          314,407
Royal Dutch Petroleum Co. (New York registered)                                                    3,280,000          187,813
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                 1,325,000           67,071
Royal Dutch Petroleum Co.                                                                            887,000           50,792
TOTAL SA                                                                                             940,000          205,691
TOTAL SA (ADR)                                                                                       250,000           27,400
ENI SpA                                                                                            6,415,000          157,402
Husky Energy Inc.                                                                                  5,165,000          150,684
Norsk Hydro ASA                                                                                    1,665,900          136,346
SK Corp.                                                                                           1,810,400          114,186
Petroleo Brasileiro SA -- Petrobras, ordinary nominative (ADR)                                      1,550,000           59,148
Petroleo Brasileiro SA -- Petrobras, preferred nominative (ADR)                                     1,560,000           53,789
Oil & Natural Gas Corp. Ltd.                                                                       5,858,000          107,298
Shell Canada Ltd.                                                                                  1,425,300           95,092
Petro-Canada                                                                                       1,533,000           87,499
Canadian Oil Sands Trust(2)                                                                        1,100,000           59,413
Canadian Oil Sands Trust                                                                              30,041            1,623
Sunoco, Inc.                                                                                         658,900           54,399
Reliance Industries Ltd.                                                                           4,367,000           50,752
Williams Companies, Inc.                                                                           2,815,000           46,926
Exxon Mobil Corp.                                                                                    800,000           41,000
Kinder Morgan, Inc.                                                                                  516,590           35,800
Marathon Oil Corp.                                                                                   670,000           26,425
IHC Caland NV                                                                                        418,259           25,579
Sasol Ltd.                                                                                         1,100,000           21,947
Schlumberger Ltd.                                                                                    300,000           19,689
Unocal Corp.                                                                                         320,000           14,733
Enbridge Inc.                                                                                        230,000           11,135
                                                                                                                    2,224,039

HEALTH CARE -- 5.76%
Novo Nordisk A/S, Class B                                                                          4,966,000          263,823
AstraZeneca PLC (Sweden)                                                                           6,399,800          251,859
Sanofi-Aventis                                                                                     3,204,900          241,217
Fresenius Medical Care AG                                                                          2,050,000          159,877
Fresenius Medical Care AG, preferred                                                               1,300,000           72,386
Bristol-Myers Squibb Co.                                                                           4,540,000          106,690
Merck KGaA                                                                                         1,791,000          103,723
Eli Lilly and Co.                                                                                  1,550,000           82,661
Kuraya Sanseido Inc.                                                                               8,397,600           77,831
Forest Laboratories, Inc.(1)                                                                       1,865,000           72,679
CIGNA Corp.                                                                                          900,000           63,018
Pfizer Inc                                                                                         2,235,000           62,066
Shionogi & Co., Ltd.                                                                               4,494,000           60,536
HCA Inc.                                                                                           1,180,000           46,516
Sepracor Inc.(1)                                                                                   1,000,000           44,510
Ranbaxy Laboratories Ltd.                                                                          1,665,000           41,979
ALTANA AG                                                                                            508,600           27,813
                                                                                                                    1,779,184

INDUSTRIALS -- 4.50%
Sandvik AB                                                                                         6,162,500          249,397
Wesfarmers Ltd.                                                                                    6,435,000          189,894
General Electric Co.                                                                               3,800,000          134,368
Singapore Technologies Engineering Ltd.                                                           92,500,000          119,734
Qantas Airways Ltd.                                                                               39,605,128          109,530
Atlas Copco AB, Class A                                                                            2,240,000           98,652
Tyco International Ltd.                                                                            2,500,000           84,925
3M Co.                                                                                               975,000           77,600
Multiplex Group                                                                                   15,241,585           53,101
Furukawa Electric Co., Ltd.(1)                                                                     9,900,000           49,096
Brambles Industries Ltd.                                                                           6,600,000           35,944
United Parcel Service, Inc., Class B                                                                 410,000           34,502
Vedior NV                                                                                          2,000,000           33,534
FANUC LTD                                                                                            400,000           24,961
Tostem Inax Holding Corp.                                                                          1,300,000           22,899
Asahi Diamond Industrial Co., Ltd.(4)                                                              3,950,000           21,429
Brambles Industries PLC                                                                            4,000,000           19,952
Singapore Post Private Ltd.                                                                       32,160,000           16,789
Fluor Corp.                                                                                          257,900           13,385
Ainax AB(1)                                                                                            1,251               50
                                                                                                                    1,389,742

INFORMATION TECHNOLOGY -- 4.34%
ASML Holding NV (New York registered)(1)                                                           5,105,000           77,851
ASML Holding NV(1)                                                                                 4,868,000           74,636
Sun Microsystems, Inc.(1)                                                                         20,500,000          113,775
Murata Manufacturing Co., Ltd.                                                                     2,116,000          110,482
Taiwan Semiconductor Manufacturing Co. Ltd.                                                       69,976,131          102,791
Hewlett-Packard Co.                                                                                5,130,000          102,600
Xerox Corp.(1)                                                                                     6,500,000           99,580
Microsoft Corp.                                                                                    3,450,000           92,495
Intersil Corp., Class A                                                                            5,250,000           84,525
Samsung SDI Co., Ltd.                                                                                765,000           78,471
Samsung Electronics Co., Ltd.                                                                        148,600           61,609
International Business Machines Corp.                                                                590,000           55,602
Solectron Corp.(1)                                                                                 8,788,720           54,930
Delta Electronics, Inc.                                                                           24,122,700           37,458
Compuware Corp.(1)                                                                                 6,050,600           34,912
Hoya Corp.                                                                                           300,000           31,211
STMicroelectronics NV                                                                              1,450,000           29,128
Texas Instruments Inc.                                                                             1,000,000           24,180
Analog Devices, Inc.                                                                                 600,000           22,170
Agilent Technologies, Inc.(1)                                                                        950,000           21,746
Motorola, Inc.                                                                                       578,040           11,133
Agere Systems Inc., Class A(1)                                                                     6,465,156            8,857
Quanta Computer Inc.                                                                               4,635,516            7,558
Kyoden Co., Ltd.                                                                                     200,000            1,328
                                                                                                                    1,339,028

UTILITIES -- 4.31%
E.ON AG                                                                                            2,970,714          249,957
Scottish Power PLC                                                                                25,760,000          190,274
Gas Natural SDG, SA                                                                                6,344,500          181,230
National Grid Transco PLC                                                                         13,745,000          125,758
National Grid Transco PLC (ADR)                                                                      439,725           20,219
Korea Electric Power Corp.                                                                         5,343,280          133,582
GAIL (India) Ltd.                                                                                 15,440,000           75,656
Southern Co.                                                                                       1,450,000           47,546
Dominion Resources, Inc.                                                                             698,531           45,733
Hong Kong and China Gas Co. Ltd.                                                                  19,118,000           39,465
Exelon Corp.                                                                                         875,000           36,496
FirstEnergy Corp.                                                                                    780,000           32,939
Equitable Resources, Inc.                                                                            525,000           31,238
American Electric Power Co., Inc.                                                                    700,000           23,919
FPL Group, Inc.                                                                                      300,000           21,099
NiSource Inc.                                                                                        900,000           19,611
Xcel Energy Inc.                                                                                     925,000           16,706
United Utilities PLC                                                                               1,000,000           10,759
United Utilities PLC, Class A                                                                        555,555            3,952
Ameren Corp.                                                                                         250,000           12,105
Consolidated Edison, Inc.                                                                            180,000            7,893
DTE Energy Co.                                                                                        87,100            3,822
                                                                                                                    1,329,959

MISCELLANEOUS -- 4.82%
Other common stocks in initial period of acquisition                                                                1,487,375


TOTAL COMMON STOCKS (cost: $20,669,690,000)                                                                        26,846,232


                                                                                                   Shares or
CONVERTIBLE SECURITIES -- 1.80%                                                             principal amount

INFORMATION TECHNOLOGY -- 0.61%
ASML Holding NV 5.50% convertible notes 2010                                               Euro   38,000,000           61,014
Xerox Capital Trust II 7.50% convertible preferred 2021(2)                                           500,000           42,370
Nortel Networks Corp. 4.25% convertible notes 2008                                               $40,000,000           38,550
Agere Systems Inc. 6.50% convertible notes 2009                                                  $34,000,000           35,955
Corning Inc. 3.50% convertible debentures 2008                                                    $7,000,000            9,161
                                                                                                                      187,050

CONSUMER DISCRETIONARY -- 0.49%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
     2032                                                                                          2,496,050          130,918
Gap, Inc. 5.75% convertible notes 2009(2)                                                        $15,000,000           20,737
                                                                                                                      151,655

FINANCIALS -- 0.26%
Capital One Financial Corp. 6.25% Upper DECS 2005, units                                             600,000 units     32,340
LG Card Co., Ltd., 3.00% convertible bond-warrants, expire 2009(1)                        KRW 29,463,900,000           25,106
Travelers Property Casualty Corp. 4.50% convertible subordinated note 2032                          $500,000           11,550
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                  510,000,000           11,304
                                                                                                                       80,300

TELECOMMUNICATION SERVICES -- 0.14%
Crown Castle International Corp. 6.25% convertible preferred 2012(1)                                 571,200           27,852
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006                      Euro  10,000,000           15,893
                                                                                                                       43,745

MATERIALS -- 0.08%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred(2)                                    20,000           19,550
Arcelor SA 3.875% convertible preferred 2005                                                         210,000            6,130
                                                                                                                       25,680

INDUSTRIALS -- 0.08%
Tyco International Group SA, Series B, 3.125% convertible debentures 2023                        $15,000,000        $  24,431

UTILITIES -- 0.07%
Korea Deposit Insurance Corp. 2.25% convertible debentures 2005(2)                               $17,700,000           21,948

HEALTH CARE -- 0.07%
Baxter International Inc. 7.00% convertible preferred 2006                                           400,000 units     21,228


TOTAL CONVERTIBLE SECURITIES (cost: $503,271,000)                                                                     556,037


                                                                                             Principal amount
BONDS AND NOTES -- 0.63%                                                                                (000)

GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -- 0.19%
United Mexican States Government, Series MI1, 8.00% 2013                                        MXP  400,916           31,008
United Mexican States Government, Series M20, 8.00% 2023                                             399,084           27,638
                                                                                                                       58,646

INFORMATION TECHNOLOGY -- 0.17%
Solectron Corp. 9.625% 2009                                                                          $40,000           44,300
Flextronics International Ltd. 6.50% 2013                                                             10,000           10,150
                                                                                                                       54,450

CONSUMER STAPLES -- 0.08%
Ahold Finance U.S.A., Inc. 6.25% 2009                                                                  9,065            9,450
Ahold Finance U.S.A., Inc. 8.25% 2010                                                                 12,990           14,744
                                                                                                                       24,194

TELECOMMUNICATION SERVICES -- 0.08%
AT&T Wireless Services, Inc. 8.125% 2012                                                              20,000           23,978

ENERGY -- 0.08%
El Paso Corp. 7.875% 2012                                                                             14,500           15,007
Premcor Refining Group Inc. 7.50% 2015                                                                 8,000            8,760
                                                                                                                       23,767

HEALTH CARE -- 0.03%
HCA -- The Healthcare Co. 8.75% 2010                                                                   9,000           10,240

MATERIALS -- 0.00%
APP International Finance Co. BV 11.75% 2005(5)                                                        1,150              581


TOTAL BONDS AND NOTES (cost: $176,061,000)                                                                            195,856



                                                                                            Principal amount     Market value
SHORT-TERM SECURITIES -- 10.35%                                                                        (000)            (000)

Danske Corp. 1.85%-2.24% due 12/9/2004-1/31/2005                                                     150,000          149,714
Sheffield Receivables Corp. 2.02%-2.17% due 12/8/2004-1/24/2005(2)                                   115,000          114,814
Barclays U.S. Funding Corp. 2.22% due 1/24/2005                                                       35,000           34,881
Spintab AB (Swedmortgage) 1.87%-2.27% due 12/15/2004-1/31/2005                                       150,000          149,657
Dexia Delaware LLC 1.955%-2.205% due 12/29/2004-1/28/2005                                            150,000          149,589
HBOS Treasury Services PLC 2.05%-2.33% due 1/10-2/28/2005                                            150,000          149,407
IXIS Commercial Paper Corp. 2.20%-2.23% due 1/27-2/10/2005(2)                                        150,000          149,356
Barton Capital Corp. 1.98%-2.13% due 12/10/2004-1/19/2005(2)                                         100,000           99,774
Societe Generale North America Inc. 1.93% due 12/28/2004                                              26,100           26,060
ANZ (Delaware) Inc. 2.00%-2.215% due 12/17/2004-2/14/2005                                            125,000          124,643
Stadshypotek Delaware Inc. 2.165% due 1/18-1/20/2005(2)                                              100,000           99,692
Svenska Handelsbanken Inc. 2.26% due 2/2/2005                                                         25,000           24,899
Amersterdam Funding Corp. 1.88%-2.05% due 12/3/2004-1/5/2005(2)                                      115,000          114,873
Bank of Ireland 1.97%-2.24% due 12/17/2004-2/11/2005(2)                                              114,900          114,455
Calyon North America Inc. 1.93%-2.185% due 12/22/2004-1/21/2005                                      100,000           99,998
BNP Paribas Finance Inc. 1.82%-2.18% due 12/2/2004-1/21/2005                                         100,000           99,839
CBA (Delaware) Finance Inc. 2.02%-2.25% due 1/5-2/22/2005                                            100,000           99,588
Toyota Motor Credit Corp. 2.04%-2.05% due 1/11-1/19/2005                                              91,800           91,545
Westpac Capital Corp. 2.00%-2.01% due 1/6-1/18/2005                                                   63,350           63,183
Westpac Trust Securities NZ Ltd. 2.115% due 1/27/2005                                                 22,300           22,220
KfW International Finance Inc. 2.01%-2.22% due 12/14/2004-2/18/2005(2)                                85,000           84,747
DaimlerChrysler Revolving Auto Conduit LLC II 2.00%-2.25% due
     12/20/2004-1/19/2005                                                                             83,114           82,974
HSBC USA Inc. 1.825%-2.09% due 12/15/2004-1/10/2005                                                   75,000           74,899
Ciesco LLC 2.00%-2.13% due 1/6/2005(2)                                                                75,000           74,839
Bank of Nova Scotia 1.89%-2.17% due 12/20/2004-1/20/2005                                              75,000           74,816
American Honda Finance Corp. 2.05%-2.14% due 1/5-1/12/2005                                            60,000           59,860
Royal Bank of Scotland PLC 1.86%-2.05% due 12/14/2004-1/14/2005                                       57,000           56,909
Toronto-Dominion Bank 1.87%-2.205% due 12/13/2004-1/24/2005                                           50,000           49,999
Rabobank USA Financial Corp. 1.80%-1.84% due 12/1-12/7/2004                                           50,000           49,990
Siemens Capital Co. LLC 2.02% due 12/16/2004                                                          50,000           49,955
Canadian Imperial Holdings Inc. 2.11% due 1/12/2005                                                   50,000           49,872
Allied Irish Banks N.A. Inc. 1.93%-2.245% due 12/22/2004-2/15/2005(2)                                 50,000           49,848
GlaxoSmithKline Finance PLC 2.03%-2.19% due 1/20-1/27/2005                                            50,000           49,833
Freddie Mac 2.15% due 1/26/2005                                                                       50,000           49,822
U.S. Treasury Bills 2.03% due 2/3/2005                                                                50,000           49,818
Caisse d'Amortissement de la Dette Sociale 1.92%-1.97% due 12/6-12/13/2004                            49,400           49,374
Wells Fargo & Co. 2.03%-2.20% due 1/11-2/4/2005                                                       44,500           44,495
Edison Asset Securitization LLC 2.25% due 1/28/2005(2)                                                40,000           39,852
Total Capital SA 2.01%-2.04% due 12/30/2004(2)                                                        39,500           39,433
Shell Finance (U.K.) PLC 2.20% due 2/2/2005                                                           30,000           29,881
Thunder Bay Funding, LLC 2.00%-2.20% due 1/7-1/13/2005(2)                                             25,600           25,535
Nestle Capital Corp. 1.85% due 12/16/2004(2)                                                          25,000           24,979
European Investment Bank 2.00% due 1/4/2005                                                           25,000           24,950
Gaz de France 2.01% due 12/13/2004                                                                    21,800           21,784
Telstra Corp. Ltd. 1.95% due 12/30/2004                                                                7,700            7,686


TOTAL SHORT-TERM SECURITIES (cost: $3,194,550,000)                                                                  3,194,337


TOTAL INVESTMENT SECURITIES (cost: $24,543,572,000)                                                                30,792,462
Other assets less liabilities                                                                                          76,486

NET ASSETS                                                                                                        $30,868,948


Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,197,610,000, which represented 3.88% of the net assets of the fund.
(3) Valued under fair value procedures adopted by authority of the Board of Directors.
(4) Represents an affiliated company as defined under the Investment Company Act of 1940.
(5) Company not making scheduled interest payments; bankruptcy proceedings pending.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts



             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Growth and Income, Inc. (the "Fund") as of November 30, 2004, and for the year then ended and have issued our unqualified report thereon dated January 3, 2005 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the "Portfolio") as of November 30, 2004 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.



PricewaterhouseCoopers LLP
Los Angeles, California
January 3, 2005



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Capital World Growth and Income Fund, Inc.


                                      By /s/ Stephen E. Bepler
                                    --------------------------------------------
                                      Stephen E. Bepler, President and PEO

                                      Date: February 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By   /s/ Stephen E. Bepler
   --------------------------------------------------
         Stephen E. Bepler, President and PEO

Date: February 7, 2005



By   /s/ Jeffrey P. Regal
   --------------------------------------------------
         Jeffrey P. Regal, Treasurer and PFO

Date: February 7, 2005